American Funds Insurance Series® Target Date Series Summary Prospectus Supplement June 30, 2020 (for summary prospectuses each dated May 1, 2020)

Class 4 shares of:

American Funds® IS 2035 Target Date Fund

American Funds® IS 2030 Target Date Fund

American Funds® IS 2025 Target Date Fund

American Funds® IS 2020 Target Date Fund

American Funds® IS 2015 Target Date Fund

American Funds® IS 2010 Target Date Fund

The following language is being added to the end of “Market conditions” in the “Principal risks” section of the summary prospectus for each of the funds listed above to read as follows:

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not the underlying funds invest in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the underlying funds’ investments may be negatively affected by developments in other countries and regions.

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-078-0620P Printed in USA CGD/8024-S81210